American Beacon Money Market Select Fund

Supplement date September 30, 2011
to the
Prospectus dated April 29, 2011

This Supplement describes certain changes to the American Beacon Money Market Select Fund.  These changes will not affect the value of your investment.

The American Beacon Money Market Select Fund (the “Money Market Fund”) no longer invests all of its investable assets in the Money Market Portfolio (the “Portfolio”) of the American Beacon Master Trust (“Master Trust”).  On September 30, 2011, the Money Market Fund redeemed its interest from the Portfolio of the Master Trust and now invests directly in investment securities, according to the investment policies and restrictions described in the Prospectus.

As a result of these changes, the following revisions are made to the Prospectus:

(i)
All references in the Prospectus to the Fund being a “feeder” that utilizes the master-feeder structure are deleted, and generally, all references to the “Money Market Portfolio”, the “American Beacon Master Trust”, the “Master”, the “Master/Feeder”,  in the context of the Fund, are deleted.  In addition, generally, all references to “Portfolio” shall mean the Money Market Fund.

(ii)	The first paragraph under the heading “Principal Investment Strategies” on page 1 of the Prospectus is deleted.

(iii)	The paragraph and heading “Master/Feeder Structure Risk” on page 3 of the Prospectus is deleted.

(iv)	The sentence under the heading “The Manager” on page 3 of the Prospectus is deleted and replaced with “American Beacon Advisors, Inc. serves as the Manager of the Fund”.

(v)	The section entitled “Master-Feeder Structure” beginning on page 8 of the Prospectus is deleted.

(vi)
The information in footnote #1 of the “Fees and Expenses of the Fund” on page 1 of the Prospectus and Footnote A of the “Financial Highlights” on page 15 of the Prospectus are deleted and replaced with “As of September 30, 2011, the Fund no longer invests all of its investable assets in the Money Market Portfolio.

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE